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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 10549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)            June 6, 1996
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                             PC SERVICE SOURCE, INC.
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                (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)




         DELAWARE                        0-23686              52-1703687
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   (STATE OF OTHER JURISDICTION       (COMMISSION           (IRS EMPLOYER
    OF INCORPORATION)                 FILE NUMBER)        IDENTIFICATION NO.)





2350 VALLEY VIEW LANE, DALLAS, TX                                      75234
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                           (ZIP CODE)


Registrant's telephone number, including area code:    (214) 406-8583
                                                    ----------------------------


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           (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5. OTHER EVENTS

         In connection with the secondary public offering of 2,200,000 shares of the Registrant's common stock, par value $.01 per share, attached hereto as
Exhibit 1 is the Underwriting Agreement dated June 6, 1996, by and among the Registrant, the Selling Stockholders named in Schedule II thereto and the Underwriters named in Schedule I thereto, a draft of which was previously filed as an Exhibit to the Registrant's Registration Statement on Form S-1, Registration Number 333-03977, initially filed with the Securities and Exchange Commission on May 17, 1996, and declared effective on June 5, 1996.





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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

   Listed below is the exhibit filed as a part of this report.

   1. Underwriting Agreement date June 6, 1996, by and among the Registrant, the Selling Stockholders named in Schedule II thereto and The Robinson-Humphrey Company, Inc., Rauscher Pierce Refsnes, Inc. and ComVest Partners, Inc., as Representatives of the Underwriters named in Schedule I thereto.





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                                   SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, PC Service Source, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: June 13, 1996                PC SERVICE SOURCE, INC.



                                   By:  /s/ Mark T. Hilz
                                      -----------------------------------
                                      Mark T. Hilz, President and
                                      Chief Executive Officer






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                                 EXHIBIT INDEX

   1. Underwriting Agreement date June 6, 1996, by and among the Registrant, the Selling Stockholders named in Schedule II thereto and The Robinson-Humphrey Company, Inc., Rauscher Pierce Refsnes, Inc. and ComVest Partners, Inc., as Representatives of the Underwriters named in Schedule I thereto.